UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2004

MARINER HEALTH CARE, INC.

(Exact name of registrant as specified in charter)

Delaware (State of incorporation)	0-49813 (Commission File Number)	74-2012902 (IRS Employer Identification No.)

One Ravinia Drive
Suite 1500
Atlanta, Georgia 30346
(Address of principal executive offices / Zip Code)

(678) 443-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act.

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

     ☐ Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

     ☐ Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01. Entry into a Definitive Material Agreement.

     On October 21, 2004, Mariner Health Care, Inc., a Delaware corporation (“Mariner”), National Senior Care, Inc., a Delaware corporation (“National Senior Care”) and NCARE Acquisition Corp., a Delaware corporation and wholly owned subsidiary of National Senior Care (“NCARE Acquisition”), entered into the First Amendment to Agreement and Plan of Merger (the “First Amendment”). The First Amendment amends the Agreement and Plan of Merger dated as of June 29, 2004 (the “Merger Agreement”), among Mariner, National Senior Care and NCARE Acquisition, providing for the merger of Mariner with and into NCARE Acquisition with Mariner surviving the merger as a wholly-owned subsidiary of National Senior Care (the “Merger”).

     Pursuant to the terms of the First Amendment, Mariner, National Senior Care and NCARE Acquisition have agreed:

•	to postpone the time at which Mariner may draw on the Letter of Credit (as defined in the Merger Agreement) from October 22, 2004, to December 8, 2004;

•	to amend the definition of “Company Material Adverse Change” and “Company Material Adverse Effect” (as each are defined in the Merger Agreement) to exclude events occurring after the date of the First Amendment;

•	(i) that National Senior Care and NCARE Acquisition waive the impact that past or future documents or reports relating to conditions, claims, events or circumstances existing on October 21, 2004, with respect to Mariner’s professional liability and general liability exposure may have on Mariner or the reserves reflected in Mariner’s financial statements; and (ii) that National Senior Care and NCARE Acquisition waive any events or circumstances reported to either National Senior Care or NCARE Acquisition by Mariner pursuant to the Merger Agreement or any events or circumstances of which either National Senior Care or NCARE Acquisition had knowledge prior to October 21, 2004. The waivers described in this bullet point prevent National Senior Care and NCARE Acquisition from using such events or circumstances as a basis for (x) claiming a breach of the Merger Agreement, (y) terminating the Merger Agreement or (z) asserting the failure of a closing condition. Such waivers also apply to the definition of a Company Material Adverse Change and Company Material Adverse Effect.

     The description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 2.1 to this report and incorporated herein by reference, and the Merger Agreement, which is filed as Exhibit 2.1 to Mariner’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on July 2, 2004, and incorporated by reference herein. There can be no assurance that the transactions contemplated by the Merger Agreement, as amended, will be consummated.

Item 9.01. Financial Statements and Exhibits.

(c)     The following exhibit is filed herewith:

Exhibit No.	Description
Exhibit 2.1	First Amendment to Agreement and Plan of Merger dated as of October 21, 2004, among Mariner Health Care, Inc., National Senior Care, Inc. and NCARE Acquisition Corp.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINER HEALTH CARE, INC.
By:	/s/ Stefano M. Miele
Stefano M. Miele
Senior Vice President, General Counsel and Secretary

Dated: October 22, 2004

Exhibit Index

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger dated as of October 21, 2004, among Mariner Health Care, Inc., National Senior Care, Inc. and NCARE Acquisition Corp.